UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07362

Western Asset Municipal Partners Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2018

WESTERN ASSET

MUNICIPAL PARTNERS

FUND INC. (MNP)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes,* consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax-exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

Under normal market conditions, the Fund invests substantially all of its assets in a diversified portfolio of tax-exempt securities that are rated investment grade at the time of purchase by at least one rating agency and that the investment manager believes do not involve undue risk to income or principal.

Letter from the Chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Municipal Partners Fund Inc. for the six-month reporting period ended May 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 29, 2018

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

II	Western Asset Municipal Partners Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 22.9% when the period began.

Western Asset Municipal Partners Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended May 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.78% — equaling its low for the period — and ended the period at 2.40%. Its peak for the period of 2.59% occurred on May 22, 2018. The yield for the ten-year Treasury began the reporting period at 2.42% and ended the period at 2.83%. The low for the period of 2.33% occurred on December 6, 2017 and the high for the period of 3.11% took place on May 17, 2018.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart on a relative basis during the reporting period. For the six months ended May 31, 2018, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned 0.71% and -1.04%, respectively. Both municipal and taxable bonds were negatively impacted by the rising interest rate environment. The municipal market’s relative outperformance was partially due to overall solid fundamentals and periods of positive investor demand.

Performance review

For the six months ended May 31, 2018, Western Asset Municipal Partners Fund Inc. returned 0.54% based on its net asset value (“NAV”)vi and -4.15% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 0.71% for the same period. The Lipper General & Insured Municipal Debt (Leveraged) Closed-End Funds Category Averagevii returned 0.85% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During this six-month period, the Fund made distributions to shareholders totaling $0.38 per share. As of May 31, 2018, the Fund estimates that all of the distributions were

IV	Western Asset Municipal Partners Fund Inc.

sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$16.08 (NAV)	0.54	%†
$14.14 (Market Price)	-4.15	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “MNP” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMNPX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Municipal Partners Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

June 29, 2018

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Municipal Partners Fund Inc.	V

Investment commentary (cont’d)

the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate risk, credit risk, leveraging risk and management risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income securities. The Fund may invest in lower-rated high yield bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in securities of other investment companies. To the extent it does, Fund stock holders will indirectly pay a portion of the operating costs of such companies, in addition to the expenses that the Fund bears directly in connection with its own operation. Investing in securities issued by other investment companies, including exchange-traded funds (“ETFs”) that invest primarily in municipal securities, involves risks similar to those of investing directly in the securities in which those investment companies invest. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]i

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 61 funds in the Fund’s Lipper category.

VI	Western Asset Municipal Partners Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and November 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — May 31, 2018

Total Spread Duration
MNP	— 5.99 years
Benchmark	— 5.87 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MNP	— Western Asset Municipal Partners Fund Inc.

2	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Total Effective Duration
MNP	— 5.87 years
Benchmark	— 5.92 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
MNP	— Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2018

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 153.0%
Alabama — 1.8%
Jefferson County, AL, Sewer Revenue:
Subordinated Lien Warrants	6.000%	10/1/42	$760,000	$880,270
Subordinated Lien Warrants	6.500%	10/1/53	1,300,000	1,536,990
Lower Alabama Gas District, AL, Natural Gas Revenue	5.000%	9/1/46	300,000	369,774
Total Alabama				2,787,034
Alaska — 1.5%
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	2,150,000	2,302,671
Arizona — 1.7%
Navajo Nation, AZ, Revenue	5.500%	12/1/30	275,000	310,967	(a)
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/32	2,000,000	2,366,280
Total Arizona				2,677,247
California — 21.3%
Alameda, CA, Corridor Transportation Authority Revenue, Second Subordinated Lien	5.000%	10/1/34	500,000	562,575
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area (SIFMA Municipal Swap Index Yield + 1.100%)	2.150%	4/1/24	2,500,000	2,574,100	(b)(c)
California State PCFA, Water Furnishing Revenue:
	5.000%	11/21/45	1,000,000	1,066,660	(a)
	5.000%	11/21/45	2,470,000	2,512,657	(a)(d)
California State, GO:
Various Purpose	4.000%	11/1/37	250,000	267,180
Various Purpose	5.000%	4/1/43	4,000,000	4,461,360
California Statewide CDA Revenue, Insured Health, Facility L.A. Jewish Home, CA, Mortgage Insurance, CMI	5.000%	11/15/28	1,500,000	1,503,870
Eastern Municipal Water District Financing Authority, CA, Water & Wastewater Revenue	5.000%	7/1/47	1,000,000	1,170,840
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Multiple Capital Project II	5.000%	8/1/30	2,500,000	2,772,450
Los Angeles, CA, Department of Water & Power Revenue	5.000%	7/1/35	1,000,000	1,190,210
Los Angeles, CA, Department of Water & Power Revenue, Power System	5.000%	7/1/47	1,000,000	1,162,520

See Notes to Financial Statements.

4	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Lower Tule River, CA, Irrigation District Revenue, COP	5.000%	8/1/40	$1,000,000	$1,050,020
M-S-R Energy Authority, CA, Gas Revenue:
	7.000%	11/1/34	2,490,000	3,551,313
	6.500%	11/1/39	2,000,000	2,841,640
Rancho Cucamonga, CA, RDA, Successor Agency Tax Allocation, Rancho Redevelopment Project Area, AGM	5.000%	9/1/30	750,000	860,040
River Islands, CA, Public Financing Authority Special Tax, Community Facilities District No. 2003-1	5.500%	9/1/45	500,000	537,620
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	100,000	111,190
Senior Lien	5.750%	6/1/48	200,000	221,992
Tulare, CA, Sewer Revenue, AGM	5.000%	11/15/41	2,000,000	2,253,780
Turlock, CA, Irrigation District Revenue	5.000%	1/1/35	2,500,000	2,632,450	(e)
Total California				33,304,467
Colorado — 7.0%
Base Village Metropolitan District #2 Co., GO	5.750%	12/1/46	500,000	513,050
Colliers Hill Metropolitan District #2, GO	6.250%	12/1/37	750,000	762,982
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/51	200,000	216,990
Colorado State Health Facilities Authority Revenue, Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	3,500,000	3,677,135
Public Authority for Colorado Energy, Natural Gas Purchase Revenue:
	5.750%	11/15/18	85,000	86,442
	6.500%	11/15/38	4,000,000	5,618,000
Total Colorado				10,874,599
Connecticut — 0.7%
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purpose	5.000%	1/1/37	500,000	560,990
Connecticut State, GO	5.000%	10/15/34	270,000	298,312
Harbor Point, CT, Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project Ltd.	5.000%	4/1/39	250,000	268,030	(a)
Total Connecticut				1,127,332

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
District of Columbia — 0.7%
District of Columbia Revenue:
Ingleside Rock Creek Project	4.125%	7/1/27	$200,000	$202,738
KIPP DC Issue	5.000%	7/1/37	800,000	894,824
Total District of Columbia				1,097,562
Florida — 9.5%
Broward County, FL, Airport System Revenue	5.000%	10/1/47	350,000	395,311	(d)
Capital Trust Agency, FL, Senior Living Revenue, Elim Senior Housing Inc.	5.875%	8/1/52	100,000	102,951	(a)
Central Florida Expressway Authority Revenue, Senior Lien	5.000%	7/1/42	250,000	287,318
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Project	6.125%	6/15/46	160,000	167,088	(a)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/40	740,000	816,168
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue	5.000%	10/1/42	500,000	567,730	(d)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/41	3,000,000	3,408,210
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/24	1,250,000	1,437,250
Miami-Dade County, FL, GO, Seaport	5.000%	10/1/23	2,315,000	2,538,050
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital	5.000%	8/1/42	350,000	393,445
Miami-Dade County, FL, School District, GO	5.000%	3/15/30	1,000,000	1,165,090
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities	5.000%	8/1/47	250,000	273,318
Orlando & Orange County, FL, Expressway Authority Revenue	5.000%	7/1/30	2,000,000	2,125,540	(e)
Volusia County, FL, Educational Facility Authority Revenue, Educational Facilities Embry-Riddle Aeronautical University Inc. Project	5.000%	10/15/42	1,000,000	1,130,780
Total Florida				14,808,249
Georgia — 1.3%
Main Street Natural Gas Inc., GA, Natural Gas Revenue (SIFMA Municipal Swap Index Yield + 0.570%)	1.630%	12/1/23	2,000,000	2,000,980	(b)(c)
Illinois — 12.5%
Chicago, IL, Board of Education, GO, Dedicated	5.000%	12/1/44	330,000	333,980

See Notes to Financial Statements.

6	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, GO:
	5.000%	1/1/25	$1,000,000	$1,072,210
	5.500%	1/1/34	950,000	1,018,029
	5.500%	1/1/37	60,000	63,942
	6.000%	1/1/38	500,000	564,230
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/44	1,000,000	1,101,060
Chicago, IL, O’Hare International Airport Revenue:
	5.000%	1/1/35	2,200,000	2,416,656	(d)
General, Senior Lien	5.000%	1/1/41	250,000	279,340
Senior Lien	5.000%	1/1/47	500,000	562,225
Senior Lien	5.000%	1/1/52	500,000	560,245
Trips Obligation Group	5.000%	7/1/48	200,000	221,518	(d)
Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, NATL	5.250%	12/1/18	1,000,000	1,015,820
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	250,000	269,343
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/38	750,000	822,217
Chicago, IL, Waterworks Revenue:
Second Lien, AGM	5.000%	11/1/31	320,000	365,629
Second Lien Project	5.000%	11/1/34	800,000	871,200
Second Lien Project	5.000%	11/1/39	500,000	540,620
Illinois State Toll Highway Authority Revenue	5.000%	12/1/31	1,500,000	1,723,800
Illinois State University Revenue, Auxiliary Facilities System, AGM	5.000%	4/1/37	100,000	109,586
Illinois State, GO:
	5.000%	11/1/26	550,000	590,144
	5.000%	2/1/29	440,000	467,936
	5.000%	1/1/33	500,000	523,395
	5.000%	11/1/33	650,000	683,202
	5.000%	12/1/42	600,000	626,262
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue:
McCormick Project, State Appropriations	5.250%	6/15/50	215,000	220,061
McCormick Project	5.200%	6/15/50	970,000	991,903
Metropolitan Pier & Exposition Authority, IL, Revenue, CAB-McCormick Place Expansion Project	0.000%	12/15/52	900,000	158,661

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Sales Tax Securitization Corp., IL, Revenue	5.000%	1/1/27	$200,000	$231,352
University of Illinois, COP	5.000%	3/15/24	1,000,000	1,121,160
Total Illinois				19,525,726
Indiana — 2.0%
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project	5.000%	6/1/39	1,000,000	1,006,450
Indianapolis, IN, Local Public Improvement Bond Bank Revenue	5.000%	6/1/27	2,000,000	2,156,460
Total Indiana				3,162,910
Louisiana — 1.9%
Port New Orleans, LA, Board of Commissioners Port Facilities Revenue, AGM	5.000%	4/1/43	500,000	571,260	(d)(f)
Shreveport, LA, Water & Sewer Revenue, AGM	5.000%	12/1/34	2,080,000	2,361,736
Total Louisiana				2,932,996
Maryland — 0.7%
Maryland State EDC, EDR, Transportation Facilities Project	5.750%	6/1/35	1,000,000	1,077,140	(e)
Massachusetts — 2.0%
Massachusetts State DFA Revenue:
International Charter School	5.000%	4/15/40	1,875,000	2,000,400
Partners Healthcare System	5.000%	7/1/47	500,000	563,585
UMass Boston Student Housing Project	5.000%	10/1/48	200,000	217,124
Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Unrefunded Balance	5.750%	8/1/29	355,000	356,157
Total Massachusetts				3,137,266
Michigan — 3.1%
Detroit, MI, Water & Sewerage Department, Disposal System Revenue, Senior Lien	5.250%	7/1/39	405,000	435,513
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien	5.000%	7/1/35	150,000	170,219
Senior Lien	5.000%	7/1/46	1,300,000	1,456,481
Michigan State Building Authority Revenue, Facilities Program	5.250%	10/15/47	250,000	279,113
Michigan State Finance Authority Ltd. Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.750%	7/1/44	450,000	453,523	(a)

See Notes to Financial Statements.

8	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Revenue:
Senior Lien Detroit Water & Sewer	5.000%	7/1/44	$380,000	$413,964
Senior Lien, Detroit Water & Sewer Department	5.000%	7/1/33	370,000	409,079
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/18	1,170,000	1,187,725	(d)
Total Michigan				4,805,617
Missouri — 0.2%
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kansas City United Methodist Retirement Home Inc.	6.000%	11/15/51	300,000	296,151	(a)
Nebraska — 0.4%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/42	550,000	665,748
New Jersey — 12.0%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue, AGM	5.000%	11/1/27	240,000	263,823
New Jersey State EDA Revenue:
	5.000%	6/15/29	500,000	532,410
School Facilities Construction (SIFMA Municipal Swap Index Yield + 1.600%)	2.660%	3/1/28	2,500,000	2,476,950	(c)
Continental Airlines Inc. Project	5.250%	9/15/29	2,000,000	2,181,860
Private Activity-The Goethals Bridge Replacement Project	5.375%	1/1/43	1,000,000	1,094,720	(d)
Provident Group - Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	500,000	530,720
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project	5.000%	10/1/37	175,000	191,063	(d)
New Jersey State EFA Revenue, Stevens Institute of Technology	5.000%	7/1/42	3,000,000	3,379,530
New Jersey State Health Care Facilities Financing Authority Revenue, RWJ Barnabas Health Obligation Group	5.000%	7/1/43	300,000	334,761
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health	5.000%	7/1/38	100,000	115,098
New Jersey State Transportation Trust Fund Authority Revenue, Transportation Program, State Appropriations	5.000%	6/15/38	6,000,000	6,243,900

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Turnpike Authority Revenue	5.000%	1/1/35	$1,000,000	$1,161,740
Tobacco Settlement Financing Corp., NJ, Revenue	5.000%	6/1/46	200,000	219,798
Total New Jersey				18,726,373
New York — 24.7%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.250%	7/15/40	1,000,000	1,071,940	(e)
Hudson Yards Infrastructure Corp., NY, Revenue	5.000%	2/15/42	850,000	974,347
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/56	3,000,000	3,235,260
MTA, NY, Dedicated Tax Fund Revenue, Green Bonds	5.000%	11/15/47	500,000	577,105
MTA, NY, Revenue:
	5.250%	11/15/40	1,000,000	1,082,470	(e)
Transportation	5.000%	11/15/25	1,000,000	1,105,070	(e)
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue, Amsterdam At Harborside	2.000%	1/1/49	67,436	11,464
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Second General Resolution Fiscal 2011	5.000%	6/15/31	4,850,000	5,154,046
New York State Dormitory Authority Revenue:
Court Facilities Lease, NYC Issue, Non-State Supported Debt, AMBAC	5.500%	5/15/30	3,365,000	4,262,513
Non State Supported Debt, New School	5.000%	7/1/35	2,000,000	2,231,620
Non-State Supported Debt, Columbia University	5.000%	7/1/38	1,500,000	1,504,020
New York State Liberty Development Corp., Liberty Revenue:
3 World Trade Center LLC Project	5.000%	11/15/44	490,000	521,027	(a)
4 World Trade Center LLC Project	5.750%	11/15/51	2,000,000	2,222,480
Second Priority, Bank of America Tower	5.125%	1/15/44	2,500,000	2,612,825
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/31	2,000,000	2,110,940	(d)
Delta Airlines Inc., LaGuardia Airport Terminal B Redevelopment Project	5.000%	1/1/31	1,100,000	1,254,363	(d)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/41	2,250,000	2,448,607	(d)

See Notes to Financial Statements.

10	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/46	$400,000	$434,164	(d)
New York State Urban Development Corp. Revenue	5.000%	3/15/26	430,000	431,204
Port Authority of New York & New Jersey Revenue	5.000%	1/15/41	4,750,000	5,065,970
Triborough Bridge & Tunnel Authority, NY, Revenue, MTA Bridges & Tunnels	5.000%	11/15/42	250,000	291,983
Total New York				38,603,418
North Carolina — 4.1%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare System	5.000%	1/15/31	5,000,000	5,492,800
North Carolina State Turnpike Authority Monroe Expressway Toll Revenue	5.000%	7/1/47	750,000	820,237
North Carolina State Turnpike Authority Revenue, Senior Lien	5.000%	1/1/30	100,000	114,370
Total North Carolina				6,427,407
Ohio — 2.9%
Northeast, OH, Regional Sewer District Revenue, Waste Water Revenue Improvement	5.000%	11/15/43	4,040,000	4,593,844	(e)
Oklahoma — 1.4%
Grand River Dam Authority, OK, Revenue	5.250%	6/1/40	2,000,000	2,130,740	(e)
Payne County, OK, EDA Revenue, Epworth Living at The Ranch	6.875%	11/1/46	150,000	75,000	(g)
Total Oklahoma				2,205,740
Oregon — 1.2%
Multnomah County, OR, School District # 7 Reynolds, GO, Deferred Interest, School Board Guaranty	0.000%	6/15/31	1,000,000	615,160
Oregon State Facilities Authority Revenue, Legacy Health Project	5.000%	6/1/46	600,000	674,274
Yamhill County, OR, Hospital Authority Revenue, Friendsview Retirement Community	5.000%	11/15/46	475,000	509,276
Total Oregon				1,798,710
Pennsylvania — 7.5%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	85,000	87,168
Central Bradford, PA, Progress Authority Revenue, Guthrie Healthcare Systems	5.000%	12/1/26	5,130,000	5,619,248

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Tobacco Master Settlement Payment Bonds	5.000%	6/1/33	$250,000	$283,873
Cumberland County, PA, Municipal Authority Revenue, Diakon Lutheran Social Ministries Project	5.000%	1/1/29	750,000	829,455
East Hempfield Township, PA, IDA Revenue, Student Services Inc.-Student Housing Project-Millersville University	5.000%	7/1/47	250,000	265,265
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	500,000	525,670
Philadelphia, PA, Airport Revenue	5.000%	6/15/35	2,000,000	2,213,080	(d)
Philadelphia, PA, School District, GO	5.000%	9/1/32	1,000,000	1,118,220
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District Project, AGM	5.000%	6/1/31	200,000	227,220
Philadelphia School District Project, AGM	5.000%	6/1/33	500,000	564,080
Total Pennsylvania				11,733,279
South Carolina — 0.4%
South Carolina Ports Authority Revenue	5.000%	7/1/36	500,000	572,770	(d)
South Dakota — 0.1%
South Dakota State HEFA Revenue, Regional Health	5.000%	9/1/40	200,000	225,354
Tennessee — 5.2%
Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue	5.000%	12/15/20	2,030,000	2,168,121
Tennessee Energy Acquisition Corp., Gas Revenue:
	5.000%	2/1/20	3,555,000	3,722,050
	5.000%	2/1/21	2,025,000	2,165,697
Total Tennessee				8,055,868
Texas — 14.4%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, PSF — GTD	5.000%	12/1/47	250,000	285,760
Arlington, TX, Special Tax Revenue, Senior Lien, AGM	5.000%	2/15/48	350,000	401,835
Austin, TX, Water & Wastewater System Revenue:
	5.000%	11/15/26	2,500,000	2,616,325	(e)
	5.125%	11/15/28	230,000	240,603	(e)
	5.125%	11/15/28	1,980,000	2,075,654	(e)

See Notes to Financial Statements.

12	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Corpus Christi, TX, Utility System Revenue, Junior Lien	5.000%	7/15/31	$2,905,000	$3,300,516
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Stepbond, 0.000% until 10/1/23; 5.500%	0.000%	10/1/36	2,000,000	1,861,720
Harris County, TX, Metropolitan Transit Authority Sales & Use Tax Revenue	5.000%	11/1/36	3,125,000	3,394,656
Houston, TX, Airport Systems Revenue, United Airlines Inc.	5.000%	7/15/30	1,000,000	1,093,040	(d)
Love Field, TX, Airport Modernization Corp., General Airport Revenue:
	5.000%	11/1/33	40,000	45,491	(d)
	5.000%	11/1/36	40,000	45,113	(d)
New Hope Cultural Education Facilities Finance Corp., TX, Student Housing Revenue, Collegiate Housing-Tarleton State University Project	5.000%	4/1/35	800,000	867,496
North Texas Tollway Authority Revenue:
	5.000%	1/1/39	250,000	281,665
	5.000%	1/1/40	600,000	654,144
	5.000%	1/1/45	600,000	660,204
First Tier	5.000%	1/1/43	750,000	861,900
Socorro, TX, ISD, GO, School Building, PSF — GTD	5.000%	8/15/43	750,000	864,667
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project	6.625%	11/15/37	170,000	190,247
Texas State Private Activity Bond Surface Transportation Corp. Revenue, Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	460,000	502,674	(d)
Texas State Water Development Board Revenue	5.000%	10/15/47	1,550,000	1,801,379
The University of Texas System, Financing Systems	0.980%	8/1/39	100,000	100,000	(c)
Woodloch Health Facilities Development Corp., TX, Senior Housing Revenue:
Inspired Living Lewsville Project	6.750%	12/1/51	300,000	313,380	(a)
Inspired Living Lewsville Project	10.000%	12/1/51	50,000	52,595
Total Texas				22,511,064
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	6.625%	10/1/29	200,000	167,500

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — continued
Matching Fund Loan	6.750%	10/1/37	$470,000	$393,625
Matching Fund Loan	6.000%	10/1/39	420,000	343,350
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	5.000%	10/1/29	100,000	89,250
Total U.S. Virgin Islands				993,725
Utah — 0.2%
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/42	250,000	276,480
Virginia — 0.9%
Virginia State Port Authority Port Facility Revenue:
	5.000%	7/1/41	300,000	337,245	(d)
	5.000%	7/1/45	500,000	558,310	(d)
Virginia State Small Business Financing Authority Revenue, Senior Lien, 95 Express Lanes LLC	5.000%	1/1/40	400,000	426,080	(d)
Total Virginia				1,321,635
Washington — 3.8%
Port of Seattle, WA, Revenue	5.000%	8/1/25	2,395,000	2,652,989
Washington State Health Care Facilities Authority Revenue, PeaceHealth	5.000%	11/1/28	3,000,000	3,111,990
Washington State HFC Revenue:
Heron’s Key	6.500%	7/1/30	100,000	106,211	(a)
Heron’s Key	6.750%	7/1/35	100,000	106,576	(a)
Total Washington				5,977,766
Wisconsin — 5.3%
Public Finance Authority, WI, Airport Facilities Revenue, Transportation Infrastructure Properties LLC	5.000%	7/1/42	4,000,000	4,255,640	(d)
Public Finance Authority, WI, Ltd. Obligation Pilot Revenue, American Dream @ Meadowlands Project	7.000%	12/1/50	400,000	463,480	(a)
Public Finance Authority, WI, Revenue, Denver International Airport Great Hall Project	5.000%	9/30/49	285,000	314,683	(d)
Wisconsin State HEFA Revenue, SSM Health Care Corp.	5.000%	6/1/25	3,110,000	3,298,186	(e)
Total Wisconsin				8,331,989
Total Investments before Short-Term Investments (Cost — $225,833,910)				238,939,117
Short-Term Investments — 0.1%

See Notes to Financial Statements.

14	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 0.1%
Alabama — 0.1%
Walker County Economic & Industrial Development Authority, AL Power Co. Plant Project	1.150%	12/1/36	$100,000	$100,000	(h)(i)
Massachusetts — 0.0%
Massachusetts State HEFA Revenue, Partners Healthcare Systems Inc., SPA — JPMorgan Chase	1.070%	7/1/27	100,000	100,000	(h)(i)
Total Short-Term Investments (Cost — $200,000)				200,000
Total Investments — 153.1% (Cost — $226,033,910)				239,139,117
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (11.8)%				(18,400,000)
Variable Rate Demand Preferred Stock, at Liquidation Value — (42.5)%				(66,500,000)
Other Assets in Excess of Liabilities — 1.2%				2,002,976
Total Net Assets Applicable to Common Shareholders — 100.0%				$156,242,093

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Maturity date shown represents the mandatory tender date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Securities traded on a when-issued or delayed delivery basis.

(g)	The coupon payment on these securities is currently in default as of May 31, 2018.

(h)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

May 31, 2018

Western Asset Municipal Partners Fund Inc.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CSCE	— Charter School Credit Enhancement
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
ISD	— Independent School District
MTA	— Metropolitan Transportation Authority
MWRA	— Massachusetts Water Resources Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PSF	— Permanent School Fund
RDA	— Redevelopment Agency
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	2.9%
AA/Aa	41.2
A	34.3
BBB/Baa	16.0
BB/Ba	2.7
CCC/Caa	0.4
A-1/VMIG 1	0.0 ‡
NR***	2.5
100.0%

See Notes to Financial Statements.

16	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Western Asset Municipal Partners Fund Inc.

*	As a percentage of total investments.

**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***

The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

May 31, 2018

Assets:
Investments, at value (Cost — $226,033,910)	$239,139,117
Interest receivable	3,278,299
Prepaid expenses	42,711
Total Assets	242,460,127

Liabilities:
Variable Rate Demand Preferred Stock ($50,000 liquidation value per share; 1,330 shares issued and outstanding) (net of deferred offering costs of $795,457) (Note 5)	65,704,543
Payable for securities purchased	1,289,092
Distributions payable to Common Shareholders	607,441
Investment management fee payable	112,137
Due to custodian	64,921
Distributions payable to Variable Rate Demand Preferred Stockholders	3,257
Distributions payable to Auction Rate Cumulative Preferred Stockholders	2,889
Directors’ fees payable	653
Accrued expenses	33,101
Total Liabilities	67,818,034
Auction Rate Cumulative Preferred Stock (368 shares authorized and issued at $50,000 per share) (Note 6)	18,400,000
Total Net Assets Applicable to Common Shareholders	$156,242,093

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value, 9,719,063 shares issued and outstanding; 100,000,000 common shares authorized)	$ 9,719
Paid-in capital in excess of par value	142,151,234
Undistributed net investment income	1,124,935
Accumulated net realized loss on investments	(149,002)
Net unrealized appreciation on investments	13,105,207
Total Net Assets Applicable to Common Shareholders	$156,242,093

Common Shares Outstanding	9,719,063

Net Asset Value Per Common Share	$16.08

See Notes to Financial Statements.

18	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2018

Investment Income:
Interest	$4,871,022

Expenses:
Investment management fee (Note 2)	664,727
Distributions to Variable Rate Demand Preferred Stockholders (Notes 1 and 5)	495,659
Liquidity fees (Note 5)	256,812
Audit and tax fees	43,984
Remarketing fees (Note 5)	33,618
Rating agency fees	21,307
Directors’ fees	21,110
Amortization of Variable Rate Demand Preferred Stock offering costs (Note 5)	14,802
Shareholder reports	13,572
Legal fees	13,324
Transfer agent fees	12,782
Auction participation fees (Note 6)	11,706
Stock exchange listing fees	9,133
Fund accounting fees	8,021
Custody fees	6,788
Auction agent fees	1,568
Insurance	1,511
Interest expense	15
Miscellaneous expenses	10,939
Total Expenses	1,641,378
Net Investment Income	3,229,644

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	114,064
Change in Net Unrealized Appreciation (Depreciation) From Investments	(2,362,733)
Net Loss on Investments	(2,248,669)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 6)	(195,716)
Increase in Net Assets Applicable to Common Shareholders From Operations	$785,259

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended May 31, 2018 (unaudited) and the Year Ended November 30, 2017	2018	2017

Operations:
Net investment income	$3,229,644	$6,836,806
Net realized gain	114,064	449,509
Change in net unrealized appreciation (depreciation)	(2,362,733)	5,229,315
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(195,716)	(248,033)
Increase in Net Assets Applicable to Common Shareholders From Operations	785,259	12,267,597

Distributions to Common Shareholders From (Note 1):
Net investment income	(3,644,649)	(7,726,655)
Decrease in Net Assets From Distributions to Common Shareholders	(3,644,649)	(7,726,655)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares (Note 6)	15,000	—
Increase in Net Assets From Fund Share Transactions	15,000	—
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(2,844,390)	4,540,942

Net Assets Applicable to Common Shareholders:
Beginning of period	159,086,483	154,545,541
End of period*	$156,242,093	$159,086,483
* Includes undistributed net investment income of:	$1,124,935	$1,735,656

See Notes to Financial Statements.

20	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$980,975
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(21,986,162)
Sales of portfolio securities	17,938,078
Net purchases, sales and maturities of short-term investments	2,835,000
Net amortization of premium (accretion of discount)	594,064
Decrease in receivable for securities sold	447,132
Increase in interest receivable	(3,187)
Increase in prepaid expenses	(9,217)
Increase in payable for securities purchased	889,092
Increase in investment management fee payable	1,017
Decrease in Directors’ fee payable	(2,256)
Decrease in accrued expenses	(42,805)
Increase in distributions payable to Variable Rate Demand Preferred Stockholders	3,125
Net realized gain on investments	(114,064)
Change in net unrealized appreciation (depreciation) of investments	2,362,733
Net Cash Provided by Operating Activities*	3,893,525

Cash Flows From Financing Activities:
Distributions paid on common stock	(3,644,648)
Distributions paid on Auction Rate Cumulative Preferred Stock	(195,273)
Repurchase of Auction Rate Cumulative Preferred Stock	(85,000)
Decrease in deferred preferred stock offering costs	14,802
Increase in due to custodian	16,594
Net Cash Used in Financing Activities	(3,893,525)
Cash at Beginning of Period	—
Cash at End of Period	—

*	Included in operating expenses is cash of $15 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	21

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2018[1,2]		2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$16.37		$15.90	$16.79	$16.37	$15.03	$17.30

Income (loss) from operations:
Net investment income	0.33		0.70	0.76	0.81	0.86	0.87
Net realized and unrealized gain (loss)	(0.22)		0.60	(0.77)	(0.20)	1.35	(2.20)

Distributions paid to Auction Rate Cumulative Preferred
Net investment income	(0.02)		(0.03)	(0.01)	(0.00) [3]	(0.01)	(0.02)
Net realized gains	—		—	—	—	—	(0.00) [3]
Total income (loss) from operations	0.09		1.27	(0.02)	0.61	2.20	(1.35)

Less distributions to common shareholders from:
Net investment income	(0.38)	[4]	(0.80)	(0.87)	(0.87)	(0.86)	(0.84)
Net realized gains	—		—	—	—	—	(0.08)
Total distributions to common shareholders	(0.38)		(0.80)	(0.87)	(0.87)	(0.86)	(0.92)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	0.00	[3]	—	—	0.68	—	—

Net asset value, end of period	$16.08		$16.37	$15.90	$16.79	$16.37	$15.03

Market price, end of period	$14.14		$15.14	$14.80	$15.51	$14.64	$13.37
Total return, based on NAV[5,6]	0.54%		8.09%	(0.36)%	8.04%[7]	14.95%	(7.97)%
Total return, based on Market Price[8]	(4.15)%		7.70%	0.57%	12.11%	16.04%	(22.01)%

Net assets applicable to common shareholders, end of period (millions)	$156		$159	$155	$163	$159	$146

Ratios to average net assets:[9]
Gross expenses	2.09%[10]		1.87%	1.61%	1.46%	1.20%	1.17%
Net expenses	2.09	[10]	1.87	1.61	1.46	1.20	1.17
Net investment income	4.11	[10]	4.31	4.45	4.82	5.44	5.44

Portfolio turnover rate	8%		24%	12%	13%	10%	17%

See Notes to Financial Statements.

22	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$18,400	$18,500	$18,500	$18,500	$85,000	$85,000
Variable Rate Demand Preferred Stock at Liquidation Value, End of Period (000s)	$66,500	$66,500	$66,500	$66,500	—	—
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	284%	287%	282%	292%	287%[12]	272%[12]
Asset Coverage, per $50,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock and Variable Rate Demand Preferred Stock[11]	$142,015	$143,580	$140,909	$146,018	$143,591	$135,918

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2018 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been 3.67%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]

Represents value of net assets plus the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, at the end of the period divided by the auction rate cumulative preferred stock and variable rate demand preferred stock, if any, outstanding at the end of the period.

[12]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Municipal Partners Fund Inc. (the “Fund”) was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of the investment manager, may appreciate in value relative to other similar obligations in the marketplace.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

24	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/ yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$238,939,117	—	$238,939,117
Short-Term Investments†	—	200,000	—	200,000
Total Investments	—	$239,139,117	—	$239,139,117

†	See Schedule of Investments for additional detailed categorizations.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities including the aggregate liquidation value (i.e., $50,000 per outstanding share) of the Variable Rate Demand Preferred Stock (“VRDPS”), and (2) the aggregate liquidation value (i.e., $50,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock (“ARCPS”).

(c) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. The Fund intends to

26	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the common shareholders of the Fund. Distributions to common shareholders of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of ARCPS are accrued daily and paid on a weekly basis and are determined as described in Note 6. Distributions to holders of VRDPS are accrued on a daily basis and paid monthly as described in Note 5 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s VRDPS are treated as dividends or distributions.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating this fee, the aggregate liquidation value of the preferred stock is not deducted in determining the Fund’s average daily net assets.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Directors and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the six months ended May 31, 2018, such purchase and sale transactions (excluding accrued interest) were $7,700,000 and $7,300,000, respectively.

3. Investments

During the six months ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$21,986,162
Sales	17,938,078

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$226,033,910	$13,546,909	$(441,702)	$13,105,207

4. Derivative instruments and hedging activities

During the six months ended May 31, 2018, the Fund did not invest in derivative instruments.

5. Variable rate demand preferred stock

On March 11, 2015, the Fund completed a private offering of 1,330 shares of Series 1 Variable Rate Demand Preferred Stock (“VRDPS”). Net proceeds from the offering were used by the Fund to repurchase outstanding shares of Series M Auction Rate Cumulative Preferred Stock (“ARCPS”) that had been accepted for payment pursuant to the tender offer (See Note 6). Offering costs incurred by the Fund in connection with the VRDPS issuance are being amortized to expense over the life of the VRDPS.

28	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

The table below summarizes the key terms of Series 1 of the VRDPS at May 31, 2018.

Series	Mandatory Redemption Date	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value
Series 1	3/11/2045	1,330	$50,000	$66,500,000

The VRDPS shares are not listed on any securities exchange or automated quotation system. For financial reporting purposes, the VRDPS shares are considered debt of the Fund; therefore, the liquidation value, which approximates fair value of the VRDPS shares, is recorded as a liability on the Statement of Assets and Liabilities.

Holders of VRDPS have the right to tender their VRDPS shares for remarketing at a price equal to the liquidation preference amount plus all accumulated but unpaid dividends and at a date which is no earlier than the seventh day following delivery of the notice to the tender and paying agent. The VRDPS shares include a liquidity feature that allows VRDPS holders to have their shares purchased by the liquidity provider with whom the Fund has contracted in the event of a failed remarketing where purchase orders are not sufficient in number to be matched with the sale orders. The Fund is required to redeem the VRDPS shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays a monthly remarketing fee at the annual rate of 0.10% of the liquidation value of each VRDPS share outstanding on the first calendar day of the preceding calendar month. These fees are shown as remarketing fees on the Statement of Operations.

Holders of VRDPS are entitled to receive monthly cumulative cash dividends, payable on the first business day of each calendar month, at a variable rate set weekly by the remarketing agent. The dividend rate is generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate will reset to the maximum rate. The maximum rate is determined, in part, based upon the long-term rating assigned to the VRDPS. In the event the Fund fails to make a scheduled dividend payment, all outstanding shares of the VRDPS are subject to mandatory tender.

Subject to certain conditions, the VRDPS shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per share is equal to the liquidation value per share plus any accumulated but unpaid dividends. The Fund is required to redeem its VRDPS on the mandatory redemption date, March 11, 2045. In addition, the Fund is required to redeem certain of the VRDPS shares if the Fund fails to maintain certain asset coverage and rating agency guidelines.

The Fund has entered into a fee agreement with the liquidity provider that requires monthly payment of an annual liquidity fee. These fees are shown as liquidity fees on the Statement of Operations. The fee agreement between the Fund and the liquidity provider is scheduled to terminate on March 8, 2019. The Fund has the right, which is exercisable 120 to

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

90 days prior to the scheduled termination date, to request that the liquidity provider extend the term of the agreement for an additional period. The Fund may also terminate the agreement early. In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDPS will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDPS purchased by the liquidity provider six months after the purchase date.

The VRDPS ranks senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the VRDPS, due on or prior to the date of the common stock dividend or distribution, and meets the VRDPS asset coverage and rating agency requirements.

The holders of the VRDPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of VRDPS or the holders of common stock. Pursuant to the 1940 Act, holders of the VRDPS have the right to elect two Directors of the Fund, voting separately as a class.

The annualized dividend rate for the VRDPS shares for the six months ended May 31, 2018 was 1.495%. VRDPS shares issued and outstanding remained constant during the six months ended May 31, 2018.

6. Auction rate cumulative preferred stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Cumulative Preferred Stock, Series M (“Preferred Stock”), at an offering price of $50,000 per share. On July 20, 2007, the Fund acquired the Preferred Stock of Western Asset Municipal Partners Fund II Inc. On October 1, 1993, Western Asset Municipal Partners Fund II Inc. closed its public offering of 900 shares of $0.001 par value Preferred Stock at an offering price of $50,000 per share.

On January 22, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding ARCPS at a price equal to 90% of the liquidation preference of $50,000 per share (or $45,000 per share), plus any unpaid dividends accrued through March 6, 2015, the expiration date of the tender offer.

The Fund’s tender offer was conditioned upon the Fund closing on the private offering of VRDPS with an aggregate liquidation preference at least equal to the aggregate liquidation preference of ARCPS accepted for tender.

On March 11, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 1,330 Series M ARCPS, which represented 78.24% of the outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual

30	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On April 25, 2018, the Fund repurchased 2 Series M ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $50,000 per share (of $42,500 per share), plus any unpaid dividends. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in the assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

At May 31, 2018, the Fund had 368 shares of Preferred Stock outstanding with a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction. The maximum rate is calculated using the higher of 110% of the taxable equivalent of the short-term municipal bond rate and 110% of the prevailing 30 day AA commercial paper rate. The Fund may pay higher maximum rates if the rating of the Fund’s Preferred Stock were to be lowered by the rating agencies. To the extent capital gains and other taxable income are allocated to holders of Preferred Shares for tax purposes, the Fund will likely have to pay higher dividends to holders of Preferred Shares to compensate them for the increased tax liability to them resulting from such allocation. Due to failed auctions experienced by the Fund’s Preferred Stock starting on February 15, 2008, the Fund pays the applicable maximum rate. The dividend rates ranged from 1.573% to 2.860% during the six months ended May 31, 2018. At May 31, 2018, the dividend rate was 2.090%.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the period of the report and for all previous periods since the ARCPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 3, 2009 and December 28, 2009, Citigroup Global Markets Inc. (“CGM”) and Merrill Lynch, Pierce, Fenner & Smith Inc., respectively, reduced their participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. Effective June 1, 2010, Wells Fargo Advisors, LLC reduced its participation fee to an annual rate of 0.10% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended May 31, 2018, the Fund paid $11,706 to participating broker/dealers.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Fund’s Preferred Stock. The issuance of Preferred Stock poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. The Preferred Stock is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

7. Distributions to common shareholders subsequent to May 31, 2018

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/25/2018	6/01/2018	$0.0625
6/22/2018	7/02/2018	$0.0575
7/20/2018	8/01/2018	$0.0575
8/24/2018	9/04/2018	$0.0575

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2018, the Fund did not repurchase any shares.

9. Deferred capital losses

As of November 30, 2017, the Fund had deferred capital losses of $330,613, which have no expiration date, that will be available to offset future taxable capital gains.

32	Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report

10. Other

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. Although the Tax Act does not amend any provisions that directly address qualification or taxation of a regulated investment company (“RIC”), the Tax Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC investors. The application of certain provisions in the Tax Act is uncertain so the effects on the funds and shareholders cannot be predicted. Legislative or administrative changes could be enacted at any time and could have prospective or retroactive effect.

Provisions under the Tax Act may cause RICs to increase the amount of or accelerate the recognition of taxable income and may eliminate the deductibility of certain expenses. Such consequences could lead to an increase in the amount of taxable income recognized by a RIC as well as an increase in the amount of taxable income distributed to RIC shareholders. Additionally, the new provisions under the Tax Act are expected to have a varying impact among funds with different investment objectives and strategies.

11. Subsequent event

On June 14, 2018, the Fund repurchased 1 Series M ARCPS in a private transaction at a price equal to 85% of the liquidation preference of $50,000 per share (of $42,500 per share), plus any unpaid dividends.

Western Asset Municipal Partners Fund Inc. 2018 Semi-Annual Report	33

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Municipal Partners Fund Inc. was held on March 26, 2018 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares (together, as a single class) Votes For	Common Shares and Preferred Shares (together, as a single class) Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Carol L. Colman	8,223,086	246,961	—	—
Leslie H. Gelb	8,186,378	283,669	—	—
Riordan Roett	—	—	1,190	18

At May 31, 2018, in addition to Carol L. Colman, Leslie H. Gelb and Riordan Roett, the other Directors of the Fund were as follows:

Robert D. Agdern

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Jane Trust

34	Western Asset Municipal Partners Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend

Western Asset Municipal Partners Fund Inc.	35

Dividend reinvestment plan (unaudited) (cont’d)

or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on

36	Western Asset Municipal Partners Fund Inc.

your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Municipal Partners Fund Inc.	37

Western Asset

Municipal Partners Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset

Municipal Partners Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Custodian

The Bank of New York Mellon (“BNY”)**

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

MNP

*	Prior to May 2, 2018, known as Western Asset Management Company
**	Effective April 9, 2018, BNY became custodian.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX010083 7/18 SR18-3383

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Municipal Partners Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2018